UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 18, 2003

Citrix Systems, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-27084	75-2275152

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

851 West Cypress Creek Road, Ft. Lauderdale, Florida	33309

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 267-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events and Required FD Disclosure.

     On December 18, 2003, the Company issued a press release announcing the signing of a definitive agreement to acquire privately held Expertcity.com, Inc., a Delaware corporation. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITRIX SYSTEMS, INC.

Date: December 18, 2003	By: /s/ David J. Henshall

Name: David J. Henshall Title: Vice President and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release dated December 18, 2003 of Citrix Systems, Inc.

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